V4NY *P1
                       Supplement  dated January 15, 1999 to
       Prospectus  dated  May 1,  1998,  as  supplemented December 7, 1998 of
                           FRANKLIN(R) VALUEMARK(R) IV
                  PREFERRED LIFE INSURANCE COMPANY OF NEW YORK
                        Preferred Life Variable Account C

I.The  following  replaces  the first  paragraph  under  Section  4  "Investment
  Options" on page 2 of the Profile: You may invest in the Preferred Life fixed option or the following Class 1 portfolios of Franklin Valuemark Funds:

II. The following chart replaces the information under Section 5 "Expenses" on page 4 of the Profile for the Portfolios shown below:

                        Total       Total                        EXAMPLES
                        Annual      Annual       Total          Expenses
                        Insurance   Portfolio    Annual         at the end of:
  Portfolio             Charges     Expenses     Expenses       1 Year  10 Years
--------------------------------------------------------------------------------
  Zero Coupon 2000 ..    1.59%       .63%        2.22%          $83     $255
  Zero Coupon 2005 ..    1.59%       .65%        2.24%          $83     $257
  Zero Coupon 2010 ..    1.59%       .65%        2.24%          $83     $257

III. YEAR 2000 Preferred Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on Preferred Life's financial position or results of operations. Preferred Life believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis.

IV. The following changes are made to the fee table under "Franklin Valuemark Funds' Annual Expenses": a) The following chart restates information about certain Portfolios, as indicated below.

                              Management                      Total
                            and Portfolio        Other      Annual
   Portfolio              Administration Fees   Expenses    Expenses
--------------------------------------------------------------------------------
   Zero Coupon Fund - 20004 .    .60%             .03%        .63%
   Zero Coupon Fund - 20054 .    .62%             .03%        .65%
   Zero Coupon Fund - 20104 .    .62%             .03%        .65%

 *Includes a .15% Administration Fee which is a direct expense of the Portfolio.

 b) The following footnotes are restated as follows:

   2The Global Health Care Securities Fund and the Value Securities Fund commenced operations May 1, 1998. The expenses shown above for these Portfolios are therefore estimated for 1998.

   3For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   4For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

c) The Examples shown on pages 6 and 7 are restated for the Portfolios listed below:

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you surrender your contract at the end of each time period:

                                  1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...     $83     $120      $153      $255
   Zero Coupon Fund - 2005 ...     $83     $121      $154      $257
   Zero Coupon Fund - 2010 ...     $83     $121      $154      $257

You would pay the  following  expenses  on a $1,000  investment,  assuming  a 5%
  annual return on your money, if your Contract is not surrendered or is annuitized:
                                  1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...     $23      $69      $119      $255
   Zero Coupon Fund - 2005 ...     $23      $70      $120      $257
   Zero Coupon Fund - 2010 ...     $23      $70      $120      $257

V. The following replaces the first sentence under "Section 4. Investment Options":
  The Contract offers twenty-five Class 1 shares of the Portfolios of Franklin Valuemark Funds and a Fixed Option of Preferred Life.